SHARE-BASED PAYMENTS	12 Months Ended
Dec. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
SHARE-BASED PAYMENTS

L.	SHARE-BASED PAYMENTS

The ONEOK, Inc. Equity Compensation Plan (ECP) and the ONEOK, Inc. Long-Term Incentive Plan (LTIP) provide for the granting of stock-based compensation, including incentive stock options, nonstatutory stock options, stock bonus awards, restricted stock awards, restricted stock-unit awards, performance stock awards and performance-unit awards to eligible employees and the granting of stock awards to nonemployee directors. We have reserved 10.0 million and 15.6 million shares of common stock for issuance under the ECP and LTIP, respectively. At December 31, 2013, we had approximately 2.0 million and 0.9 million shares available for issuance under the ECP and LTIP, respectively, which reflect shares issued and estimated shares expected to be issued upon vesting of outstanding awards granted under these plans, less forfeitures.  These plans allow for the deferral of awards granted in stock or cash, in accordance with Internal Revenue Code section 409A requirements.

Restricted Stock Units - We have granted restricted stock units to key employees that vest over a three-year period and entitle the grantee to receive shares of our common stock.  Restricted stock unit awards are measured at fair value as if they were vested and issued on the grant date, reduced by expected dividend payments and adjusted for estimated forfeitures.  No dividends were paid prior to vesting on the restricted stock units granted prior to 2013.  Beginning in 2013, restricted stock unit awards granted accrue dividend equivalents in the form of additional restricted stock units prior to vesting. Compensation expense is recognized on a straight-line basis over the vesting period of the award.

Performance-Unit Awards - We have granted performance-unit awards to key employees.  The shares of our common stock underlying the performance units vest at the expiration of a period determined by the Executive Compensation Committee if certain performance criteria are met by the company.  Outstanding performance units vest at the expiration of a three-year period.  Upon vesting, a holder of performance units is entitled to receive a number of shares of our common stock equal to a percentage (0 percent to 200 percent) of the performance units granted, based on our total shareholder return over the vesting period, compared with the total shareholder return of a peer group of other energy companies over the same period. Compensation expense is recognized on a straight-line basis over the period of the award.

If paid, the outstanding performance unit awards entitle the grantee to receive the grant in shares of our common stock.  Our outstanding performance unit awards are equity awards with a market-based condition, which results in the compensation cost for these awards being recognized over the requisite service period, provided that the requisite service period is fulfilled, regardless of when, if ever, the market condition is satisfied.  The fair value of these performance units was estimated on the grant date based on a Monte Carlo model. No dividends were paid prior to vesting on performance stock units granted prior to 2013. Beginning in 2013, performance stock unit awards granted accrue dividend equivalents in the form of additional performance units prior to vesting. The compensation expense on these awards only will be adjusted for changes in forfeitures.

Options - No stock options have been granted since 2003. Stock option activity was not material in 2013, 2012 and 2011. All previously issued stock options expired or were exercised as of February 2013.

Stock Compensation Plan for Non-Employee Directors

The ONEOK, Inc. Stock Compensation Plan for Non-Employee Directors (the DSCP) provides for the granting of stock options, stock bonus awards, including performance-unit awards, restricted stock awards and restricted stock unit awards. Under the DSCP, these awards may be granted by the Executive Compensation Committee at any time, until grants have been made for all shares authorized under the DSCP.  We have reserved a total of 1.4 million shares of common stock for issuance under the DSCP, and at December 31, 2013, we had approximately 1.0 million shares available for issuance under the plan. The maximum number of shares of common stock that can be issued to a participant under the DSCP during any year is 40,000. No performance unit awards or restricted stock awards have been made to nonemployee directors under the DSCP.

General

For all awards outstanding, we used a 3 percent forfeiture rate based on historical forfeitures under our share-based payment plans. We primarily use treasury stock to satisfy our share-based payment obligations.

Compensation cost expensed for our share-based payment plans described above was $28.6 million, $22.6 million and $40.7 million during 2013, 2012 and 2011, respectively, which is $17.6 million, $14.2 million and $25.7 million, net of tax benefits, respectively. Compensation cost expensed included in income (loss) from continuing operations for each respective year was $21.1 million, $15.1 million, and $25.9 million, net of tax benefits. Capitalized share-based compensation cost was not material for 2013, 2012 and 2011.

Cash received from the exercise of awards under all share-based payment arrangements was not material for 2013, 2012 and 2011.  The tax benefit realized for the anticipated tax deductions of the exercise of share-based payment arrangements was not material for 2013, 2012 and 2011.

Impact of ONE Gas Separation on Stock Compensation Plans

In connection with the separation of our former natural gas distribution business on January 31, 2014, ONEOK entered into an Employee Matters Agreement with ONE Gas, which provides that employees of ONE Gas no longer participate in stock compensation plans sponsored or maintained by ONEOK. Pursuant to the Employee Matters Agreement, we made certain adjustments to the number of our share-based compensation awards, with the intention of preserving the intrinsic value of each award immediately prior to the separation. Unless otherwise indicated, information presented below is on a pre-separation basis and reflects employees and costs of both continuing and discontinued operations.

Restricted Stock Unit Activity

As of December 31, 2013, we had $9.3 million of total unrecognized compensation cost related to our nonvested restricted stock unit awards, which is expected to be recognized over a weighted-average period of 1.7 years.  The following tables set forth activity and various statistics for our restricted stock unit awards:

	Number of Shares	Weighted Average Price
Nonvested December 31, 2012	1,020,600	$27.21
Granted	167,301	$47.46
Released to participants	(384,883)	$19.06
Forfeited	(26,422)	$37.23
Nonvested December 31, 2013	776,596	$35.27

	2013	2012	2011
Weighted-average grant date fair value (per share)	$47.46	$36.65	$28.50
Fair value of shares granted (thousands of dollars)	$7,940	$11,030	$11,728

Restricted stock units held by an employee who separated from ONEOK and became an employee of ONE Gas were surrendered as a result of the separation, and these ONE Gas employees were granted awards of ONE Gas restricted stock units by ONE Gas approximately equal in value to their surrendered ONEOK units. The number of restricted stock units held by employees who remained with ONEOK following the separation was adjusted by issuing additional units to preserve the intrinsic value of the units immediately prior to the separation. The additional units granted by ONEOK and the units surrendered by ONE Gas employees resulted in a net decrease of approximately 77 thousand nonvested, restricted stock unit awards and a decrease of approximately $2.4 million in unrecognized compensation costs.

Performance-Unit Activity

As of December 31, 2013, we had $22.5 million of total unrecognized compensation cost related to the nonvested performance-unit awards, which is expected to be recognized over a weighted-average period of 1.7 years.  The following tables set forth activity and various statistics related to the performance-unit awards and the assumptions used in the valuations of the 2013, 2012 and 2011 grants at the grant date:

	Number of Units	Weighted Average Price
Nonvested December 31, 2012	2,133,157	$32.74
Granted	377,200	$52.34
Released to participants	(801,354)	$24.05
Forfeited	(56,858)	$42.53
Nonvested December 31, 2013	1,652,145	$41.10

	2013	2012	2011
Volatility (a)	22.27%	27.00%	39.91%
Dividend Yield	3.04%	2.86%	3.30%
Risk-free Interest Rate	0.42%	0.38%	1.33%
(a) - Volatility was based on historical volatility over three years using daily stock price observations.

	2013	2012	2011
Weighted-average grant date fair value (per share) (a)	$52.34	$42.39	$34.68
Fair value of shares granted (thousands of dollars)	$19,742	$25,466	$29,186
(a) - Weighted average price has been adjusted to reflect the distribution of ONE Gas.

Performance-unit awards held by employees who separated from ONEOK and became employees of ONE Gas were surrendered as a result of the separation, and these ONE Gas employees were granted performance-unit awards by ONE Gas with an intrinsic value approximately equal to the intrinsic value of the ONEOK performance units immediately prior to the separation. The number of performance unit awards held by employees who remained with ONEOK following the separation was adjusted by issuing additional units to preserve the intrinsic value of the performance units immediately prior to the separation. The additional performance units granted by ONEOK and the performance units surrendered by ONE Gas employees resulted in a net decrease of approximately 151 thousand nonvested performance-unit awards and a decrease of approximately $5.6 million in unrecognized compensation costs.

Employee Stock Purchase Plan

We have reserved a total of 11.6 million shares of common stock for issuance under our ONEOK, Inc. Employee Stock Purchase Plan (the ESPP).  Subject to certain exclusions, all full-time employees are eligible to participate in the ESPP. Employees can choose to have up to 10 percent of their annual base pay withheld to purchase our common stock, subject to terms and limitations of the plan.  The Executive Compensation Committee may allow contributions to be made by other means, provided that in no event will contributions from all means exceed 10 percent of the employee’s annual base pay.  The purchase price of the stock is 85 percent of the lower of its grant date or exercise date market price.  Approximately 52 percent, 55 percent and 56 percent of employees participated in the plan in 2013, 2012 and 2011, respectively. Compensation expense for our continuing operations for the ESPP was $2.9 million and $2.8 million in 2013 and 2011, respectively, and was not material in 2012. Under the plan, we sold 254,960 shares at $35.97 in 2013, 256,490 shares at $35.97 per share in 2012 and 365,116 shares at $23.70 per share in 2011.

For those employees who separated from ONEOK and became employees of ONE Gas, their enrollment in the plan was terminated upon the separation. Employees who separated from ONEOK and became employees of ONE Gas will receive shares of ONEOK common stock at the end of the offering period based upon the contributions made while employed at ONEOK. There was no impact to enrollment for those employees who remained at ONEOK. The grant date market price for ONEOK stock will be adjusted to reflect the impact of the distribution of ONE Gas shares.

Employee Stock Award Program

Under our Employee Stock Award Program, we issued, for no monetary consideration, to all eligible employees one share of our common stock when the per-share closing price of our common stock on the NYSE was for the first time at or above $13 per share.  The total number of shares of our common stock available for issuance under this program was 900,000.  Shares issued to employees under this program during 2013, 2012 and 2011 totaled 63,975, 42,467 and 295,694 respectively, and compensation expense for our continuing operations related to the Employee Stock Award Plan was $5.2 million in 2011 and was not material in 2013 or 2012.

Deferred Compensation Plan for Non-Employee Directors

The ONEOK, Inc. Nonqualified Deferred Compensation Plan for Non-Employee Directors provides our nonemployee directors the option to defer all or a portion of their compensation for their service on our Board of Directors.  Under the plan, directors may elect either a cash deferral option or a phantom stock option.  Under the cash deferral option, directors may defer the receipt of all or a portion of their annual retainer fees, plus accrued interest.  Under the phantom stock option, directors may defer all or a portion of their annual retainer fees and receive such fees on a deferred basis in the form of shares of common stock under our Long-Term Incentive Plan or Equity Compensation Plan.  Shares are distributed to nonemployee directors at the fair market value of our common stock at the date of distribution.

Deferred shares associated with vested restricted stock unit awards or performance unit awards held by directors or employees were treated in the same manner as regular shareholders in connection with the ONE Gas separation, by crediting one deferred share of ONE Gas common stock for every four deferred shares of ONEOK common stock.